June 2007 Investor Presentation Discussion of Proxy Materials HAPC, Inc. Exhibit 99.1

Disclosure
The attached presentation was filed with the Securities and Exchange Commission (“SEC”) as part of the Form 8–K filed by HAPC, Inc. (“HAPC”) on June 6, 2007. HAPC is holding presentations for its stockholders regarding its purchase of InfuSystem, Inc. (“InfuSystem”). A copy of the complete presentation is available at the SEC’s website
(http://www.sec.gov).  This presentation has been prepared solely by HAPC.  Neither InfuSystem nor its affiliates
(including its parent, I-Flow Corporation) have approved or are responsible for the presentation information.
HAPC and its directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of HAPC’s stockholders to be held to approve this transaction. The directors and officers of
HAPC have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of HAPC generally. Stockholders of HAPC and other interested persons are advised to read, when available, HAPC’s proxy statement in connection with HAPC’s solicitation of proxies for the special meeting to approve the acquisition because this proxy statement will contain important information. Such persons can also read HAPC’s periodic reports filed with the SEC, for more information about HAPC, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of InfuSystem as well as updated information about the directors and officers of HAPC will be included in the definitive proxy statement. The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, and other periodic reports filed with the SEC, without charge, by visiting the SEC’s Internet site at (http://www.sec.gov).

Safe harbor
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, about HAPC, InfuSystem and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of HAPC’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: continuous infusion treatment protocol trends, including factors affecting supply and demand; labor and personnel relations; healthcare payor reimbursement risks affecting HAPC’s revenue and profitability;
conditions in financial markets that impact HAPC’s ability to obtain capital to finance capital expenditures; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in HAPC’s filings with the SEC, including the final prospectus relating to HAPC’s IPO dated April 11, 2006. The information set forth herein should be read in light of such risks. HAPC assumes any obligation to update information contained in this presentation.
This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be non–GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of HAPC believes that EBITDA, or earnings before interest, taxes, depreciation and amortization are appropriate measures of evaluating operating performance and liquidity, because they reflect the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. A reconciliation of EBITDA to Net Income is included on the ‘EBITDA Reconciliation’ page of this presentation.

Acquisition details
Buyer: HAPC, Inc. (OTCBB: HAPN, HAPNW, HAPNU)
Target: InfuSystem, Inc., a leading provider of ambulatory pumps and services to medical oncologists and their patients in the United
States
Seller: I-Flow Corporation (NASDAQ: IFLO)
Consideration: $140 million
1
(subject to certain working capital adjustments as
set forth in the Stock Purchase Agreement)
Anticipated closing: Third quarter of 2007
1
The purchase price will be paid by HAPC in cash or a combination of (i) a secured promissory note (the “Promissory Note”) payable to I-Flow in a principal amount equal to $55 million plus the amount actually paid to HAPC’s stockholders who exercise their conversion rights but not to exceed $75 million (the “Maximum Amount”) and (ii) an amount of cash purchase price equal to $65 million plus the difference between the Maximum Amount and the actual principal amount of the Promissory Note.

The board of directors recommends a vote FOR each of the following proposals
Proxy proposals for shareholder vote
Proposal 1: The Acquisition
To approve the acquisition by Acquisition Sub of all of the issued and outstanding capital stock of
InfuSystem pursuant to the Stock Purchase Agreement, dated as of September 29, 2006, by and among
I-Flow, InfuSystem, HAPC and Acquisition Sub
Proposal 2: The Stock Incentive Plan Proposal
To approve the adoption of the HAPC 2006 Stock Incentive Plan pursuant to which HAPC will reserve up to 2,000,000 shares of common stock for issuance pursuant to the Plan
Proposal 3: The Amendment to the Certificate of Incorporation Proposal
To approve an amendment to HAPC’s amended and restated certificate of incorporation to change HAPC’s name from “HAPC, INC.” to “InfuSystem Holdings, Inc.”
Proposal 4: The election of Directors proposal
To elect the members of HAPC’s Board of Directors to serve until the 2008 annual stockholders meeting and until their successors are duly elected and qualified
Proposal 5: The ratification of registered public accounting firm proposal
To ratify the appointment of Deloitte & Touche LLP as HAPC’s registered public accounting firm for the fiscal year ending December 31, 2007

History of Acquisition
InfuSystem Acquisition Timeline and Future Events
09/29/06: HAPC and I-Flow enter into a stock purchase agreement for all of the issued and outstanding capital stock of InfuSystem, Inc.
- HAPC will pay I-Flow an aggregate of $140 million, subject to certain working capital adjustments
- Consideration will be paid in a combination of cash and a secured promissory note, which will range from $55 to $75 mm depending on the % of HAPC stockholders who oppose the acquisition
12/7/06: HAPC files preliminary proxy statement regarding the vote on the potential InfuSystem acquisition, adoption of a management stock incentive plan, and a change of name proposal
12/7/06 –
present: HAPC files several amendments to preliminary proxy statements in response to comments from SEC
Future Steps
Proxy Vote: After final proxy statement is distributed, HAPC’s investors vote on acquisition.
- Assuming more than 50% of the votes cast in response to the proxy approve the merger and no more than 20% vote against the merger, the acquisition will be approved
Approval: InfuSystem becomes a wholly owned subsidiary of HAPC

InfuSystem Overview
Subsidiary of I-Flow (NASDAQ: IFLO)
The leading provider of ambulatory infusion pumps for oncologists and their patients in the
US.  Its pumps are currently used primarily for the continuous infusion (CI) of chemotherapy drugs for patients with colorectal cancer. InfuSystem intends to expand to other cancer treatment areas.
Simplifies the continuous infusion process: InfuSystem supplies the equipment (pumps and related disposables supplies) to physicians and their patients while handling the billing and collection directly from the patients’ insurers
InfuSystem has numerous advantages when compared to other CI providers, namely
- It can purchase and lease pumps in bulk, thereby reducing its cost in comparison to competitors
- It provides a 24-hour staffed nurse hotline to patients using Infu products
- It performs billing and administrative tasks associated with the pumps for physicians
- It is the nation’s largest CI company with 60% penetration into oncology offices

STOP
START
ENTER
CLEAR
PRIME
LOCK
NEXT
ON
OFF
Rate is in
ml/24 hrs
CADD-Legacy™ 1

Example of CADD-Legacy 1 Pump (Smiths Medical) Continuous infusion pumps

I-Flow VIP
CADD-PLUS
CADD-Legacy PLUS
FLUID 2
Baxter
CADD-1

Representative examples of the variety of pumps that InfuSystem supplies Continuous infusion pumps

Advantages of Continuous Infusion
CI allows for gradual administration of a drug via a small pump over two to seven days as opposed to the traditional higher dose chemo treatments (bolus treatments)
given over the course of minutes or hours.
-
CI is an improvement in both efficacy and comfort for patients and is quickly becoming the preferred treatment
-
CI benefits payors because it is generally less expensive than hospitalization or home care
-
In 2004 two major drug companies released drugs used in combination with CI.  They have been marketing the products and increasing physician knowledge and prescriptions of CI treatment.
-
In 2003, Medicare reimbursement laws changed so that drug payments were decreased and payments for services to physicians increased. CI requires multiple services from oncologist, more so than traditional treatments and oral chemotherapy. This provides an economic incentive for physicians to utilize CI.
-
Currently over 120 drug therapy clinical trials involving CI are being carried out

Management team after successful completion of
acquisition
Steve Watkins, CEO
- One of the founders of InfuSystem; started the company in 1986
- Former VP of Aventric Medical, Inc., a Midwest distributor of high tech equipment
Jan Skonieczny, VP of Operations
- Vice President of Operations for InfuSystem for 17 years
- Previously served as office manager for Aventric Medical, Inc.;
was promoted to her current position after I-Flow acquired the Company
Tony Norkus, VP of Sales
- Vice President of Sales for InfuSystem since 1998
- Served as VP of international and domestic sales for all equipment lines at I-Flow
CFO (to be determined)
- Active search currently ongoing

Investment highlights
Leader in growing market
Unique business model
- Compelling value proposition
- Competitive advantages
Strong relationships with physician offices and payors
Opportunity to expand to other cancer treatments
Strong growth and profit margins

Leader in growing market
148,610
1
estimated new cases of colorectal cancer (“CRC”) in the U.S. in
2006
Introduction of CRC treatment protocols FOLFOX (sanofi-aventis) and
FOLFIRI (Pfizer) in 2004
Continuous infusion regimens are achieving increased acceptance and are becoming a market standard chemotherapy for CRC
Opportunity to enter growing markets for continuous infusion treatments for head and neck, lung, pancreatic, gastric, leukemia, non-Hodgkins lymphoma, and other cancers
1
American Cancer Society

Representative growth of continuous infusion
Source: Arrowhead Publishers, 2006
$130
$194
$368
$932
$1,517
$1,750
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2000 2001 2002 2003 2004 2005
Increasing usage of FOLFOX protocol - Sales of Eloxatin (Oxaliplatin) utilized in FOLFOX protocol with 5-FU and leucovorin

Compelling value proposition
Physicians
Patients Payors
Professional service fees
Better patient outcomes
Continues relationship with
patient
Less administrative demands
Lower costs
Better patient
outcomes
Continuity of care
Reduces side effects
Comfort and convenience
Lower cost

Competitive Advantages
Regional DME Providers
No significant scale
Limited pump selection
Limited insurance
contracts
Hospital
Other hospitals unlikely to
support competing
hospitals
Limited capital budgets
Home care
Takes revenue from
physician office
More costly for patients
and payors
Less convenient for
patients
Physician owned DME
More time intensive and
costly for physicians
Biomed
On-call
InfuSystem is a leading
national provider of
ambulatory infusion pump
services for the oncology
specialty
Services approximately 60%
of oncology physician offices
and hospital infusion centers

Strong relationships with physician offices and payors
Relationships with approximately 60% of oncology practices
-
Opportunity to penetrate deeper within practices (more physicians) and expand product offerings
Contracts covering approximately 65% of managed care “lives”
-
Include Aetna, PacifiCare, Humana and others

Expansion opportunities
Extend continuous infusion therapies to other cancers
-
Liver and esophageal cancer are growing parts of InfuSystem’s business
-
Recent drug approvals for head and neck, lung, pancreatic, gastric, leukemia, non-
Hodgkins lymphoma, and other cancers
-
Several new drugs in development
Potential distribution of other products through established medical oncologist relationships
Opportunity to provide oncological drugs directly to physicians along with pumps
Untapped international market for continuous infusion treatments

InfuSystem Historical Revenue Performance $10,292 $13,022 $19,349 $28,525 $31,716 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2002 2003 2004 2005 2006

InfuSystem Operating Income Performance
$8,170
$4,652
$8,081
$2,211
$1,899
14.6%
25.8%
28.3%
24.0%
21.5%
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2002 2003 2004 2005 2006
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%

InfuSystem Financial Performance
USD's in millions 12/31/05 12/31/06
Revenues 28.5 $      31.7 $
Cost of Sales 7.7           8.5
Gross Profit 20.8          23.3
Gross Margin 72.9% 73.3%
Sales and Marketing 4.3           3.8
General and Administrative 8.4           11.3
Total Operating Costs 12.7          15.1
Operating Income 8.1           8.2
Operating Income Margin 28.3% 25.8%
Interest Expense 0.1           0.1
Income Before Taxes 8.0           8.1
Income Tax Provision 2.9           3.1
Net Income 5.1 $        5.0 $
Net Income Margin 17.9% 15.8%
D&A 3.3           3.7
EBITDA 11.3 $      11.9 $
Stock Based Comp 1.1           0.4
Michigan Sales & Use Tax Accrual 0.2           0.2
ProForma Revenue from Transition Service Agreement 0.7           1.1
ProForma EBITDA 13.3 $      13.6 $
Year End

EBITDA Reconciliation
USD's in millions 12/31/05 12/31/06
Net Income 5.1 $        5.0 $
plus: Interest Expense 0.1           0.1
plus: Income Tax Provisions 2.9           3.1
plus: D&A 3.3           3.7
EBITDA 11.3 $      11.9 $
plus: Stock Based Comp 1.1           0.4
plus: Michigan Sales & Use Tax Accrual 0.2           0.2
plus: ProForma Revenue from Transition Services Agreement 0.7           1.1
ProForma EBITDA 13.3 $      13.6 $
Year End
+40% EBITDA Margins in 2006 & 2005